EX-99.e.3

Second Amended and Restated
Schedule A to the
Amended and Restated
Distribution Agreement
by and between
Scout Funds
and
UMB Distribution Services, LLC

Name of Funds                                                                Original Effective Date                               Annual Renewal Deadline

Scout Stock Fund                                                                           May 19, 2001                                           March 31
Scout Mid Cap Fund                                                                      Oct. 31, 2006                                            March 31
Scout Small Cap Fund                                                                    May 19, 2001                                           March 31
Scout International Fund                                                               May 19, 2001                                           March 31
Scout International Discovery Fund                                            Dec. 31, 2007                                           March 31
Scout Global Equity Fund                                                              June 30, 2011                                           March 31
Scout Core Bond Fund                                                                   May 19, 2001                                           March 31
Scout Core Plus Bond Fund                                                          April 21, 2011                                           March 31
Scout TrendStar Small Cap Fund                                                  July 1, 2009                                              March 31

The undersigned, intending to be legally bound, hereby execute this Second Amended and Restated Schedule A to the Amended and Restated Distribution Agreement dated April 1, 2010, and executed by and between Scout Funds and UMB Distribution Services, LLC, to be effective as of the 30th day of June, 2011.

UMB DISTRIBUTION SERVICES, LLC                                                                                     SCOUT FUNDS

By:  _________________________                                                                By:  ____________________________

Title:  Robert J. Tuszynski, President                                                                                     Title: Andrew J. Iseman, President

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